SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2010

ENDEAVOR POWER CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52534	72-1619357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
317 E Penn Ave Robesonia, PA 19551 ((Address of principal executive offices) Telephone (877) 285-5359 Facsimile (610) 743-8580 (Registrant’s telephone number)

4695 MacArthur Court, Suite 1430

Newport Beach, CA 92660-1869

 (Former name or address, if changed since last report)

with a copy to:

Carrillo Huettel, LLP

3033 Fifth Ave. Suite 201

San Diego, CA 92103

Telephone (619) 399-3090

Facsimile (619) 399-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Endeavor Power Corp.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 8, 2010, Endeavor Power Corp., a Nevada corporation, (the "Company") entered into an Employment Agreement (the “Employment Agreement”) with Alfonso Knoll, (“Mr. Knoll”) an individual. Pursuant to the terms and conditions of the Employment Agreement, Mr. Knoll shall serve as the Company’s Chief Executive Officer for an initial term of one year. In exchange, Mr. Knoll will receive an aggregate issuance of forty-three million, five-hundred thousand (43,500,000) fully paid shares of the Corporation’s restricted stock pursuant to the following schedule: (i) 3,500,000 of the upon with the execution of the Employment Agreement; (ii) 13,000,000 shares upon completion of the Corporation’s first profitable Recycling Turn; (iii) 13,000,000 shares upon completion of the Corporation’s second profitable Recycling Turn; and (iv) 14,000,000 shares upon completion of the Corporation’s third profitable Recycling Turn. Additionally, Mr. Knoll shall receive an annual salary of $200,000.

The foregoing summary description of the terms of the Employment Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Employment Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Company’s Board of Directors took the following actions by unanimous written consent on November 10, 2010, Mr. Richard O. Weed resigned from all positions with the Company, including President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and Director and as his final act appointed Mr. Knoll as the Company’s new President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary of the Company. Mr. Knoll accepted such appointment.

ALFONSO KNOLL. Mr. Knoll has been active in business management and the business community since 1998 and serves as President with responsibility for operating oversight.  Since 2002 he has served as President of Terra Silex Holdings LLC, a private Pennsylvania venture capital company. Mr. Knoll was CEO of Codima, Inc. from 2005-2006 and he served as CEO of Mountain Top Properties, Inc. from 2005 to present. He is a graduate of Wesley College and attended Franklin and Marshall College and Weidner University School of Law. He resides in the Philadelphia area. In light of Mr. Knoll's business management and executive officer experience described above, the Company's Board of Directors concluded that it was in the Company's best-interest for him to serve as President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary of the Company.

On November 10, 2010, the Company’s Board of Directors appointed Mr. Brent Wilder and Mr. Keith Kress as Directors for the Company. Mr. Wilder and Mr. Kress accepted such appointments and their biographies are as follows:

KEITH KRESS. Mr. Kress has served as the President and General Counsel of Life Answers Back, Inc., since April 2010. In addition, since September 2000 Mr. Kress has been an attorney practicing in various areas of law including corporate and commercial law, litigation, intellectual property, internet law and mergers and acquisitions. Mr. Kress’ additional experience in operations and strategic planning allows him to provide advice and direction on a variety of issues facing developing stage companies. Mr. Kress earned his Juris Doctor degree from the University of Florida College of Law and holds a Bachelor of Science degree in Economics from the University of Central Florida. In light of Mr. Kress's extensive experience in operations and corporate planning described above, the Company's Board of Directors concluded that it was in the Company's best-interest for him to serve as a Director.

BRENT WILDER. Mr. Wilder is a strategic consultant to numerous development stage companies.  Since January 2007, he has been the president and founder of L7 Resources Inc., which provides multidisciplinary consulting services.  From 2004 through 2006, Mr. Wilder was the general manager of a multimillion dollar Gold's Gym & Fitness Center in Bloomington, IL, where he initiated and completed a turnaround of the facility, restructured the financing, and led a staff of 85 people.  During 1990-2004, he served in management and executive level positions for a consumer products and logistics company.  Mr. Wilder received his MBA, with honors, from the University of Illinois, Urbana-Champaign in 1998 and Bachelor of Science in Business Administration from Illinois Wesleyan University in 1990.  He also holds an Illinois Real Estate Broker license. In light of Mr. Wilder’s vast business and management experience, the Company's Board of Directors concluded that it was in the Company's best-interest for him to serve as a Director.

ITEM 8.01.

OTHER EVENTS

On November 9, 2010, the Company relocated its corporate office from 54695 MacArthur Court, Suite 1430 Newport Beach, CA 92660-1869 to 317 E Penn Ave Robesonia, PA 19551. As a result, the Company’s telephone number changed from (949) 475-9086 to (877) 285-5359.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

Exhibit No.	Description of Exhibit
10.1	Employment Agreement between the Company and Alfonso Knoll

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   November 10, 2010

Endeavor Power Corp.

By: /s/ Alfonso Knoll

Alfonso Knoll

Chief Executive Officer